SUPPLEMENT DATED AUGUST 31, 2001
                             TO THE PROSPECTUS FOR

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

 Mercury Senior Floating Rate Fund, Inc.                Merrill Lynch Senior Floating Rate Fund, Inc.
 Merrill Lynch High Income Municipal Bond               Merrill Lynch Senior Floating Rate Fund II,
   Fund, Inc.                                             Inc.
 Merrill Lynch Municipal Strategy Fund, Inc.
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     The transfer agency fee schedule has been amended for each Fund listed above. The revised fee payable to Financial Data Services, Inc., the transfer agent for each of the Funds, is $19 per shareholder account. In addition, the transfer agent is reimbursed for reasonable out-of-pocket expenses. Certain fees previously in effect, including transaction charges and closed account fees, have been eliminated. The revised fee schedule amends information provided in each Fund's Prospectus under the heading "Transfer Agent, Dividend
Disbursing Agent and Shareholder Servicing Agent."


CODE:  CETAFEES-0801-ALL